UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 1, 2005

ValueClick, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30135	77-0495335
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30699 Russell Ranch Road, Suite 250, Westlake Village, California		91362
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	818-575-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

The following information, including the text of the press release attached as an exhibit to this Form 8-K, is furnished pursuant to Item 2.02 of Form 8-K, "Results of Operations and Financial Condition."

On November 1, 2005, ValueClick announced its financial results for the fiscal quarter ended September 30, 2005 and provided updated guidance for the fiscal year ended December 31, 2005 and initial guidance for the fiscal year ending December 31, 2006. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Earnings before interest, income taxes, depreciation, and amortization ("EBITDA") included in the attached press release is a non-GAAP financial measure which represents net income excluding the effects of interest, income taxes, depreciation, and amortization. Earnings before interest, income taxes, depreciation, amortization, and stock-based compensation ("Adjusted-EBITDA"), also a non-GAAP financial measure included in the attached press release, represents net income excluding the effects of interest, income taxes, depreciation, amortization, and stock-based compensation. EBITDA and Adjusted-EBITDA, as defined above, may not be similar to EBITDA and Adjusted-EBITDA measures used by other companies and are not measurements under generally accepted accounting principles.

We believe that EBITDA and Adjusted-EBITDA provide useful information to investors about the Company’s performance because they eliminate the effects of period-to-period changes in costs associated with capital investments, interest expense and income from interest on our cash and marketable securities that are not directly attributable to the underlying performance of the Company’s business operations. Management uses EBITDA and Adjusted-EBITDA in evaluating the overall performance of the Company’s business operations.

Though management finds EBITDA and Adjusted-EBITDA useful for evaluating aspects of the Company’s business, its reliance on these measures is limited because excluded items often have a material effect on the Company’s earnings and earnings per common share calculated in accordance with GAAP. Therefore, management always uses EBITDA and Adjusted-EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that EBITDA and Adjusted-EBITDA provide investors with additional tools for evaluating the Company’s core performance, which management uses in its own evaluation of performance, and a base-line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have these supplemental metrics since, with a reconciliation to GAAP, they may provide greater insight into the Company’s financial results.

The non-GAAP measures included in the press release should be considered in addition to, not as a substitute for, or superior to, other measures of the Company’s financial position prepared in accordance with generally accepted accounting principles.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release dated November 1, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueClick, Inc.

November 1, 2005	By:	/s/ Scott H. Ray

Name: Scott H. Ray
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated November 1, 2005